--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------



                                    Patriot
                                     Select
                                    Dividend
                                     Trust



                                 Annual Report


                                 June 30, 1997

================================================================================

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                           TRANSFER AGENT FOR AUCTION
                            MARKET PREFERRED SHARES
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             Deloitte & Touche LLP
                               125 Summer Street
                        Boston, Massachusetts 02110-1617

                   Listed New York Stock Exchange Symbol: DIV
                         John Hancock Closed-End Funds:
                                 1-800-843-0090

                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy - not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and economic data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors then they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of June, both the Dow and the broader Standard & Poor's 500 Stock Index had risen by 20% - a level not many thought the market would reach all year, let alone in six months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

     But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

     Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

            By Gregory K. Phelps, for the Portfolio Management Team

                                  John Hancock
                                 Patriot Select
                                 Dividend Trust

                  Electric utility stocks end on a strong note
                           after a year of volatility

Utility stocks-which comprised a large portion of the Fund's net assets throughout the past 12 months-rotated through a number of peaks and valleys during the period. In July 1996, utility stock prices-which generally correlate with price movements in the bond market-plummeted as bond yields moved higher and bond prices went lower. But beginning in the fall, utility stocks rallied through the end of 1996 as inflation remained moderate and appeared to eliminate the need for the Federal Reserve Board to raise interest rates. In January 1997, utility stocks continued to rally on expectations that the Fed would lower interest rates in light of a more benign inflationary outlook. By February, however, there was evidence that economic growth was strengthening, resurrecting inflationary fears and worries about higher interest rates. Utility stocks faltered and remained valley-bound throughout the spring, as more data supporting a strong economy was released and the Fed raised short-term interest rates in March. But in May and June, utility stocks staged yet another about face, rallying until the end of the period when bonds perked up on news that economic growth had moderated.

Utility stocks
followed
bonds on a
bumpy path
for the last
12 months.

--------------------------------------------------------------------------------
A 2 1/4" x 3 1/2" photo of Gregory Phelps.  Caption reads "Gregory K. Phelps".
--------------------------------------------------------------------------------

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


--------------------------------------------------------------------------------
Pie chart with heading "Portfolio Diversification" at top of left hand column. The chart is divided into four sections. Going from top clockwise: Other 1%; Financials 21%; Utilities 71%; Industrials 7%.
--------------------------------------------------------------------------------

For the year ended June 30, 1997,
John Hancock Patriot Select Dividend Trust had a total return of 12.46% at net asset value, compared to 8.42% for the Dow Jones Utilities Index.

"Among the
Fund's best
performers
were our
financial
stocks..."

DRD-eligible securities
Throughout the past year, we maintained our emphasis on cushion-preferred and common stocks with above-average dividend yields that tend to "cushion" them against price swings. That focus helped our performance when the bond market was lagging in one of its valleys. When interest rates were falling, however, cushion preferreds and commons had a mixed impact on the Fund's performance. While they augmented our yield, they limited the Fund's price gains. Nearly all of our preferred stock holdings were DRD-eligible, which generally made a positive contribution to our performance. DRD stands for "dividends-received deduction," which offers major tax advantages for corporations that invest in them. The total available supply of DRD-eligible securities was already quite low when the Federal Reserve Bank gave banks (a primary issuer in the DRD market) more flexibility to issue less costly non-DRD securities this past October. Banks, along with utilities, curtailed their new DRD issuance. That, coupled with issuers' redeeming or tendering for their outstanding DRD securities, caused an overall contraction in the amount of DRD securities outstanding. In a classic example of limited supply trying to satisfy strong demand, DRD-eligible preferred stocks-which made up the vast majority of the Fund's investments-performed well.

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Utilicorp United." followed by an up arrow and the phrase "Bundling of communications/utilities/security services." The second listing is "Fleet Financial" followed by an up arrow and the phrase "Improving financial results/ new acquisitions." The third listing is "Source One Mortgage Services" followed by a down arrow and the phrase "Weak earnings prompt credit downgrade." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

Increased focus on utilities
Our stake in utility stocks rose to 71% of the Fund's net assets at the end of the period, up from 66% a year earlier. This increase can be attributed to two factors. First, we reclassified our natural gas companies as utility holdings to align with changes in the Dow Jones Utilities Index. One of our best performers in this area was El Paso Tennessee Pipeline. Not only is the issue DRD-eligible, but it also offers an attractive coupon and about four years of call protection. A security with call protection can't be redeemed by the issuer prematurely. The second reason for our rising utility stake was that some of our DRD preferred holdings-particularly in the insurance sector-were redeemed by their issuer during the period. Because insurance stocks currently offer relatively paltry dividends and their prices tend to be volatile, we replaced them with higher-dividend, less volatile utility common stocks. A representative addition was New England Electric Systems, which offers a high dividend, has excellent relationships with

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended June 30, 1996." The chart is scaled in increments of 5% from bottom to top, with 15% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 12.46% total return for John Hancock Patriot Select Dividend Trust. The second represents the 8.42% total return of the Dow Jones Utility Average. Footnote below reads: "The total return for John Hancock Patriot Select Dividend Trust is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."
--------------------------------------------------------------------------------

regulatory bodies, operates in a positive regulatory environment and has a very strong balance sheet. Another common stock addition was Utilicorp United, which has an attractive dividend yield of 6.00%. The stock performed well recently because it announced a joint venture with AT&T, Peco Energy and ADT to provide one-stop shopping for electric, gas, telephone and security services. South Carolina Electric and Gas, a preferred holding in the Fund, also performed well during the period. Not only is the security DRD-eligible, but it also carries a relatively high credit rating, offers an attractive 6.52% coupon and five years of call protection. The stock enjoyed solid price appreciation from when we bought it in mid-April through the end of the period.

Financials  post strong gains
Among the Fund's best performers were our financial stocks - which stood at 21% of the Fund's assets at the end of the period. Financials were boosted by a combination of factors including rapid consolidation among financial institutions and rising demand for investment and banking services by aging baby boomers. Fleet Financial Group rose thanks to those trends and its improved financial results gained by the aggressive acquisition of competitors. Fleet's preferred stock offers DRD-eligibility, 10 years of call protection and a 6.75% coupon. Another strong bank was ABN Amro, North America, the U.S. holding company of the large Dutch banking concern. This preferred stock offers DRD-eligibility, 10 years of call protection, a 6.59% coupon and a AA-credit rating. Brokerage holdings including Merrill Lynch and Saloman Inc., also posted impressive gains during the period. On a disappointing note, Source One Mortgage Service Corp. suffered when its credit rating was downgraded on news of lower-than-expected first quarter 1997 earnings. However, we continue to hold the stock because it carries a yield of 8.42%, is DRD-eligible and has two years of call protection.

The Fund
plans to stay
defensive in
an uncertain
interest-rate
environment.

Outlook
Looking ahead, we believe that the Federal Reserve Board is likely to continue to raise interest rates until there are tangible signs that the economy is slowing. Until the "tightening" cycle is complete, we believe both the bond and stock markets will continue to be volatile. Given that outlook, we will continue to focus on DRD-eligible preferreds where favorable supply and demand factors favor them. What's more, our emphasis on cushion preferreds with good call protection should help maximize the Fund's yield, while stabilizing its share price in the event of a market correction.

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $160,626,244) .....................  $ 168,537,977
    Common stocks (cost - $48,021,665) .........................     52,014,631
    Short-term investments (cost - $3,677,987) .................      3,677,987
                                                                  -------------
 ...............................................................    224,230,595
  Dividends receivable .........................................      1,288,556
  Other assets .................................................         15,455
                                                                  -------------
                              Total Assets .....................    225,534,606
                              -------------------------------------------------
Liabilities:
  AMPS dividend payable ........................................        164,498
  Common Share dividend payable ................................        109,679
  Payable for investments purchased ............................        283,654
  Payable to John Hancock Advisers, Inc. - Note B ..............        197,451
  Federal income tax payable - Note A ..........................        516,849
  Accounts payable and accrued expenses ........................         48,792
                                                                  -------------
                              Total Liabilities ................      1,320,923
                              -------------------------------------------------
Net Assets:
  Auction Market Preferred Shares Series A (AMPS)
    Without par value, unlimited number of shares of
    beneficial interest authorized, 700 shares issued,
    liquidation preference of $100,000 per share -
    Note A .....................................................     70,000,000
                                                                  -------------
  Common  Shares - Without par value, unlimited number
    of shares of beneficial interest authorized, 9,885,027
    shares issued and outstanding ..............................    139,427,509
  Distributions in excess of net realized gain
    on investments ............................................. (      160,617)
  Net unrealized appreciation of investments ...................     11,905,851
  Undistributed net investment income ..........................      3,040,940
                                                                  -------------
Net Assets Applicable to Common Shares
  ($15.60 per share based on 9,885,027
    shares outstanding) ........................................    154,213,683
                                                                  -------------
                              Net Assets .......................  $ 224,213,683
                              =================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended June 30, 1997
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $28,530) ......    $16,537,928
  Interest .....................................................        198,593
                                                                    -----------
 ...............................................................     16,736,521
                                                                    -----------
  Expenses:
    Investment management fee - Note B .........................      1,761,512
    Administration fee - Note B ................................        330,283
    AMPS and auction fees ......................................        202,306
    Federal excise tax .........................................        155,377
    Custodian fee ..............................................         64,610
    Printing ...................................................         53,940
    Auditing fee ...............................................         51,980
    Transfer agent fee .........................................         42,587
    Miscellaneous ..............................................         31,840
    Trustees' fees .............................................         20,884
    Legal fees .................................................          8,059
                                                                    -----------
                              Total Expenses ...................      2,723,378
                              -------------------------------------------------
                              Net Investment Income ............     14,013,143
                              -------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold (net of federal
    income taxes of $516,849) ..................................      1,321,734
  Change in net unrealized appreciation/depreciation
    of investments .............................................      5,182,877
                                                                    -----------
                              Net Realized and Unrealized
                              Gain on Investments ..............      6,504,611
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ........    $20,517,754
                              =================================================
                              Distributions to AMPS ............   (  2,806,445)
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Applicable to Common
                              Shareholders Resulting from
                              Operations Less AMPS
                              Distributions ....................    $17,711,309
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED JUNE 30,
                                                                                 ------------------------------
                                                                                     1996              1997
                                                                                 ------------      ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income                                                          $ 14,838,672      $ 14,013,143
  Net realized gain on investments sold                                             2,153,915         1,321,734
  Change in net unrealized appreciation/depreciation of investments                 3,048,191         5,182,877
                                                                                 ------------      ------------
    Net Increase in Net Assets Resulting from Operations                           20,040,778        20,517,754
                                                                                 ------------      ------------
Distributions to Shareholders:
  AMPS ($4,278 and $4,009 per share, respectively) - Note A                     (   2,994,753)    (   2,806,445)
  Common Shares - Note A
    Dividends from net investment income ($1.1329 and $1.2371
      per share, respectively)                                                  (  11,198,710)    (  12,228,832)
    Distributions from net realized gain on investments sold ($0.1042
      and none per share, respectively)                                         (   1,030,173)           -
                                                                                 ------------      ------------
    Total Distributions to Shareholders                                         (  15,223,636)    (  15,035,277)
                                                                                 ------------      ------------
Net Assets:
  Beginning of period                                                             213,914,064       218,731,206
                                                                                 ------------      ------------
  End of period (including undistributed net investment income of
    $3,112,514 and $3,040,940, respectively)                                     $218,731,206      $224,213,683
                                                                                 ============      ============

Analysis of Common Shareholder Transactions:
                                                                                                YEAR ENDED JUNE 30,
                                                                                --------------------------------------------------
                                                                                         1996                       1997
                                                                                --------------------------------------------------
                                                                                 SHARES        AMOUNT       SHARES       AMOUNT
                                                                                ---------   ------------   ---------  ------------
  Shares outstanding, beginning of period                                       9,885,027   $137,984,373   9,885,027  $138,623,025
  Reclassification of net realized long-term gains retained on investments sold (net of federal income taxes of $438,897 and $516,849,
    respectively) - Note A                                                          -            815,094       -           959,861
  Reclassification of capital accounts - Note D                                     -      (     176,442)      -     (     155,377)
                                                                                ---------   ------------   ---------  ------------
  Shares outstanding, end of period                                             9,885,027   $138,623,025   9,885,027  $139,427,509
                                                                                =========   ============   =========  ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of shares outstanding at the beginning and end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                  YEAR ENDED JUNE 30,
                                                                          ---------------------------------------------------------
                                                                              1993       1994        1995        1996        1997
                                                                          ---------    --------    -------    --------    --------
Common Shares
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................................  $  15.78    $  17.33    $ 13.17    $  14.56    $  15.05
                                                                           --------    --------    -------    --------    --------
  Net Investment Income .................................................      1.31        1.34       1.62        1.50        1.42
  Net Realized and Unrealized Gain (Loss) on Investments ................      2.11   (    3.47)      1.31        0.53        0.65
                                                                           --------    --------    -------    --------    --------
    Total from Investment Operations ....................................      3.42   (    2.13)      2.93        2.03        2.07
                                                                           --------    --------    -------    --------    --------
  Less Distributions:
  Dividends to AMPS Shareholders ........................................ (    0.22)  (    0.22)  (   0.30)  (    0.30)  (    0.28)
  Distributions to Common Shareholders from Net Investment Income ....... (    1.08)  (    1.30)  (   1.24)  (    1.13)  (    1.24)
  Distributions to Common Shareholders from Net Realized
    Short-Term Gain on Investments ...................................... (    0.57)  (    0.51)       -     (    0.11)        -
                                                                           --------    --------    -------    --------    --------
    Total Distributions ................................................. (    1.87)  (    2.03)  (   1.54)  (    1.54)  (    1.52)
                                                                           --------    --------    -------    --------    --------
  Net Asset Value, End of Period ........................................  $  17.33    $  13.17    $ 14.56    $  15.05    $  15.60
                                                                           ========    ========    =======    ========    ========
  Per Share Market Value, End of Period .................................  $ 18.250    $ 12.750    $ 13.875   $ 14.250    $ 14.313
  Total Investment Return at Market Value ...............................    19.14%   (  21.60%)     19.73%     11.83%       9.38%

Ratios and Supplemental Data
  Net Assets Applicable to Common Shares, End of Period (000s omitted) ..  $170,512    $130,157    $143,914   $148,731    $154,214
  Ratio of Expenses to Average Net Assets (1) ...........................     1.52%       1.30%       1.29%      1.25%       1.24%
  Ratio of Net Investment Income to Average Net Assets (1) ..............     5.50%       5.83%       7.96%      6.79%       6.36%
  Portfolio Turnover Rate ...............................................       53%         39%        107%        49%         47%
  Average Broker Commission Rate (4) ....................................       N/A         N/A         N/A        N/A    $ 0.0702

Senior Securities
  Total AMPS Outstanding (000s omitted) .................................  $ 70,000    $ 70,000    $ 70,000   $ 70,000    $ 70,000
  Asset Coverage per Unit (2) ...........................................  $339,312    $285,137    $305,754   $306,112    $318,281
  Involuntary Liquidation Preference per Unit (3) .......................  $100,000    $100,000    $100,000   $100,000    $100,000
  Approximate Market Value per Unit (3) .................................  $100,000    $100,000    $100,000   $100,000    $100,000

(1) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred  shares  relative  to the  average net assets for both common and preferred shares.
(2) Calculated by subtracting the Fund's total liabilities (not including the AMPS) from the Fund's total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940
    Act Evaluation Date.
(3) Plus accumulated and unpaid dividends.
(4) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


Schedule of Investments
June 30, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Select Dividend Trust on June 30, 1997. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

PREFERRED STOCKS
Automobile/Trucks (4.14%)
  Ford Motor Co., 8.25%,
    Depositary Shares, Ser B ...............      60,000           $  1,695,000
  General Motors Corp., 9.12%,
    Depositary Shares, Ser G ...............     170,000              4,930,000
  General Motors Corp., 9.125%,
    Depositary Shares, Ser B ...............      97,750              2,651,469
                                                                   ------------
                                                                      9,276,469
                                                                   ------------
Banks - Foreign (0.66%)
  Australia and New Zealand Banking
    Group Ltd., 9.125% (Australia) .........      55,000              1,488,437
                                                                   ------------
Banks - United States (10.02%)
  ABN AMRO North America, Inc.,
    6.59% (R) ..............................       4,000              4,060,000
  Ahmanson, H.F. & Co., 8.40%,
    Depositary Shares, Ser C ...............      35,000                901,250
  BankBoston Corp., 8.60%,
    Depositary Shares, Ser E ...............      97,886              2,496,093
  Chase Manhattan Corp., 10.84%, Ser C .....      52,800              1,626,900
  Chase Manhattan Corp., 9.76%, Ser B ......      51,000              1,412,062
  Fleet Financial Group, Inc., 6.75%,
    Ser VI .................................     119,000              6,232,625
  Fleet Financial Group, Inc., 9.35%,
    Depositary Shares ......................     165,000              4,578,750
  LaSalle National Corp., 8.75%,
    Ser K, (R) .............................      22,000              1,149,500
                                                                   ------------
                                                                     22,457,180
                                                                   ------------
Broker Services (2.51%)
  Merrill Lynch & Co., Inc., 9.00%,
    Depositary Shares, Ser A ...............      55,700              1,664,038


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Broker Services (continued)
  Morgan Stanley Group, Inc., 7.75%,
    Depositary Shares ......................      20,000           $  1,085,000
  Salomon Inc., 8.08%,
    Depositary Shares, Ser D ...............      50,000              1,271,875
  Salomon Inc., 8.40%,
    Depositary Shares, Ser E ...............      60,000              1,605,000
                                                                   ------------
                                                                      5,625,913
                                                                   ------------
Diversified Operations (0.31%)
  Grand Metropolitan Delaware, L.P., 9.42%,
    Gtd Ser A ..............................      25,000                696,875
                                                                   ------------
Finance (2.31%)
  Source One Mortgage Services Corp.,
    8.42%, Ser A ...........................     143,000              3,682,250
  Southern Union Financing I, 9.48% ........      59,000              1,508,188
                                                                   ------------
                                                                      5,190,438
                                                                   ------------
Insurance (2.83%)
  American Life Holding Co., $2.16 .........      40,000              1,050,000
  Provident Companies, Inc., 8.10%,
    Depositary Shares ......................      41,500              1,071,219
  Travelers Group, Inc., 6.365% ............      84,400              4,220,000
                                                                   ------------
                                                                      6,341,219
                                                                   ------------
Leasing Companies (1.66%)
  AMERCO, 8.50%, Ser A .....................     105,000              2,690,625
  Capita Preferred Trust, 9.06% ............      40,000              1,027,500
                                                                   ------------
                                                                      3,718,125
                                                                   ------------
Oil & Gas (0.78%)
  Enterprise Oil PLC, 10.50%, Ser A,
    American Depository Receipts
    ("ADR") (United Kingdom) ...............      24,500                652,312
  Lasmo PLC, 10.00%, Ser A, ADR
    (United Kingdom) .......................      42,000              1,089,375
                                                                   ------------
                                                                      1,741,687
                                                                   ------------
Paper & Paper Products (2.55%)
  Boise Cascade Corp., 9.40%,
    Depositary Shares, Ser F ...............     103,000              2,626,500
  Bowater Inc., 8.40%,
    Depositary Shares, Ser C ...............     120,000              3,090,000
                                                                   ------------
                                                                      5,716,500
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Utilities (47.40%)
  Atlanta Gas Light Co., 7.70%,
    Depositary Shares ........................    63,100         $    1,605,106
  Baltimore Gas & Electric Co., 6.70%,
    Ser 1993 .................................    10,000              1,057,500
  Baltimore Gas & Electric Co., 6.99%,
    Ser 1995 .................................    40,000              4,324,000
  Baltimore Gas & Electric Co., 7.78%,
    Ser 1973 .................................    16,515              1,668,015
  Boston Edison Co., 4.25% ...................    39,314              2,427,640
  Boston Gas Co., 6.421%, Ser A ..............    64,000              1,632,000
  Coastal Corp., $2.125, Ser H ...............   174,125              4,461,953
  Columbus Southern Power Co., 8.375%,
    Ser A ....................................    60,000              1,500,000
  Commonwealth Edison Co., $8.38 .............    44,700              4,425,300
  Commonwealth Edison Co., $8.40,
    Ser A ....................................    25,110              2,511,000
  Consumers Energy Co., $2.08 (Class A) ......   119,375              3,073,906
  Detroit Edison Co., 7.75%,
    Depositary Shares ........................    60,000              1,522,500
  El Paso Tennessee Pipeline Co., 8.25%,
    Ser A ....................................   135,000              7,290,000
  Entergy Gulf States, Inc., Adjustable Rate
    Preferred, Depositary Shares, Ser B ......    41,002              1,968,096
  Florida Power & Light Co., 6.75%, Ser U ....    25,000              2,643,750
  Hawaiian Electric Industries Capital
    Trust I, 8.36% ...........................    50,000              1,256,250
  Jersey Central Power & Light Co., 7.52%,
    Ser K ....................................     6,500                679,250
  Massachusetts Electric Co., 6.84% ..........    89,000              2,269,500
  Massachusetts Electric Co., 6.99% ..........    13,500              1,399,275
  MCN Michigan, L.P., 9.375%, Ser A ..........    50,000              1,312,500
  Monongahela Power Co., 7.73%, Ser L ........    44,000              4,719,000
  Montana Power Co., $6.875 ..................    36,500              3,832,500
  Narragansett Electric Co., 6.95% ...........    17,950                942,375
  NIPSCO Capital Markets, Inc., 7.75%,
    Ser A ....................................    32,000                786,000
  PECO Energy Co., $7.48 .....................    19,200              2,047,200
  Phillips Gas Co., 9.32%, Ser A .............    52,000              1,352,000
  Potomac Electric Power Co., $3.82,
    Ser 1969 .................................    33,743              1,699,804
  PSI Energy, Inc., 6.875% ...................    48,000              5,066,400
  PSI Energy, Inc., 7.44% ....................   122,000              3,111,000
  Public Service Electric & Gas Co., 6.92% ...    14,000              1,428,000
  Puget Sound Energy, Inc., 7.45%, Ser II ....   165,140              4,458,780


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Utilities (continued)
  Puget Sound Energy, Inc., 8.50%, Ser III ..     99,530          $   2,575,339
  Sierra Pacific Power Capital I, 8.60% .....     30,000                772,500
  Sierra Pacific Power Co., 7.80%, Ser 1
    (Class A) ...............................    183,600              5,067,360
  South Carolina Electric & Gas Co.,
    6.52% ...................................     50,000              5,200,000
  Southern California Gas Co., 7.75% ........     49,902              1,263,144
  Texas Utilities Electric Co., $1.805,
    Depositary Shares, Ser B ................     53,581              1,399,804
  Texas Utilities Electric Co., $1.875,
    Depositary Shares, Ser A ................    128,000              3,456,000
  Texas Utilities Electric Co., $2.05,
    Depositary Shares .......................     33,500                841,687
  Texas Utilities Electric Co., $7.98 .......     29,200              3,164,550
  UtiliCorp Capital, L.P., 8.875%, Ser A ....     70,000              1,872,500
  Virginia Electric & Power Co., $6.98 ......     10,500              1,126,650
  Virginia Electric & Power Co., $7.05 ......     10,000              1,075,000
                                                                  -------------
                                                                    106,285,134
                                                                  -------------
                       TOTAL PREFERRED STOCKS
                          (Cost $160,626,244)  (  75.17%)           168,537,977
                                                --------          -------------
COMMON STOCKS
Utilities (23.20%)
  Allegheny Power System, Inc. ...............    86,000              2,295,125
  Boston Edison Co. ..........................    25,800                680,475
  CINergy Corp. ..............................    75,000              2,610,938
  Consolidated Edison Co. of NY, Inc. ........    50,000              1,471,875
  Delmarva Power & Light Co. .................    60,000              1,143,750
  DPL, Inc. ..................................   200,000              4,925,000
  Hawaiian Electric Industries, Inc. .........    19,400                749,325
  IES Industries, Inc. .......................   100,000              2,950,000
  MidAmerican Energy Holdings Co. ............   327,600              5,671,575
  Montana Power Co. ..........................    88,400              2,049,775
  Nevada Power Co. ...........................    75,000              1,593,750
  New England Electric System ................    45,000              1,665,000
  NYNEX Corp. ................................    35,000              2,016,875
  OGE Energy Corp. ...........................    40,000              1,820,000
  Pacific Enterprises ........................    25,000                840,625
  PacifiCorp .................................   120,000              2,640,000
  Potomac Electric Power Co. .................    39,300                908,812
  Puget Sound Power & Light Co. ..............   215,500              5,710,750
  Sierra Pacific Resources ...................    35,000              1,120,000
  Southwestern Public Service Co. ............    47,700              1,875,206


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


                                                                      MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES         VALUE
-------------------                          ----------------         -----

Utilities (continued)
  Teco Energy, Inc. ..........................   100,000           $  2,556,250
  UtiliCorp United, Inc. .....................    70,000              2,038,750
  Washington Water Power Co. .................   136,600              2,680,775
                                                                   ------------
         TOTAL COMMON STOCKS
         (Cost $48,021,665) .................. (  23.20%)            52,014,631
                                                                   ------------
                              INTEREST          PAR VALUE
                                RATE          (000s OMITTED)
                                ----          --------------

SHORT-TERM INVESTMENTS
Finance (1.64%)
  Prudential Funding Corp.,
    07-01-97 ................   5.55%           $  3,678              3,677,987
                                                                   ------------
         TOTAL SHORT-TERM INVESTMENTS          (   1.64%)             3,677,987
                                                --------           ------------
                    TOTAL INVESTMENTS          ( 100.01%)          $224,230,595
                                                ========           ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,209,500 or 2.32% of net assets as of June 30, 1997.


Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.












                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


NOTE A -
ACCOUNTING POLICIES
John Hancock Patriot Select Dividend Trust (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION 0F INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

     The Fund has chosen to retain and pay the applicable federal income tax on its net long-term capital gains for its fiscal year ended June 30, 1997. Shareholders will be informed of their proportionate share of the undistributed net long-term gains and the tax paid on their share of such gains via IRS Form 2439, which will be mailed within 60 days of the Fund's fiscal year end. Shareholders are required to include income reported to them on IRS Form 2439 in their taxable income as long-term capital gains; tax paid on their behalf as reported on IRS Form 2439 may be credited against any resulting federal income tax liability. Information reported to shareholders on IRS Form 2439 will not be reported on IRS Form 1099-DIV, the form usually used to report the Fund's taxable income to its shareholders.

     In addition to the above, shareholders are entitled to increase the adjusted tax basis of their shares in the Fund, by the excess of capital gains included in their income over their tax paid by the Fund on such gains, as reported on IRS Form 2439.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

     The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through June 30, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

AUCTION MARKET PREFERRED SHARES SERIES A (AMPS) The Fund issued 700 shares of Auction Market Preferred Shares Series A (AMPS) on August 30, 1990 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the AMPS, which accrue daily, are cumulative at a rate which was established at the offering of the AMPS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.82% to 4.23% during the period ended June 30, 1997.

     The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the Common Shares have equal voting rights of one vote per share,

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


except that the
holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and Common Shares. The AMPS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the AMPS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

     The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets.

     Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

     Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,339.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1997, aggregated $100,851,017 and $100,681,885, respectively. There were no purchases or sales of obli-gations of the U.S. government and its agencies during the period ended June 30, 1997.

     The cost of investments owned at June 30, 1997 (including the short-term investments) for federal income tax purposes was $212,486,512. Gross unrealized appreciation and depreciation of investments aggregated $12,251,332 and $507,249, respectively, resulting in net unrealized appreciation of $11,744,083.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS
In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of June 30, 1997, the Fund has reclassified $155,377 of federal excise taxes from undistributed net investment income to Common Shares capital.

     Also, for the year ended June 30, 1997, $795,183 was redesignated from distributions from net investment income to distributions in excess of net realized gain on investments.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Select Dividend Trust


INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Select Dividend Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Select Dividend Trust (the "Fund") as of June 30, 1997, the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     The financial statements of the Fund for the year ended June 30, 1996 and the financial highlights for the four years ended June 30, 1996, were audited by other auditors whose report, dated August 9, 1996, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting priciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 1, 1997


TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the dividends of the Trust paid during its taxable year ended June 30, 1997.

     All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

     Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

SHAREHOLDER MEETING (UNAUDITED)
On March 6, 1997, the Annual Meeting of John Hancock Patriot Select Dividend Trust (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

     The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                               WITHHELD
                                             FOR               AUTHORITY
                                             ---               ---------

Charles L. Ladner                            9,136,377           146,698
Leo E. Linbeck, Jr.                          9,114,051           169,024
Patricia P. McCarter                         9,129,124           153,950

The preferred shareholders elected Richard S. Scipione to serve until his successor is duly elected and qualified, with the votes tabulated as follows:
534 FOR and 0 WITHHELD AUTHORITY.

     The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the Fund for the fiscal year ending June 30, 1997, with the votes tabulated as follows: 9,061,721 FOR, 54,910 AGAINST and 166,978 ABSTAINING.

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust



INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market on the New York Stock Exchange or elsewhere for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the div-

================================================================================

               John Hancock Funds - Patriot Select Dividend Trust


idend payment date and (2) in the case of shares purchased by the Plan agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Mas-sachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================
                                     NOTES

================================================================================
                                     NOTES

================================================================================
                                     NOTES

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
       A Global Investment Management Firm                  U.S. Postage
                                                                PAID
101 Huntington Avenue, Boston, MA 02199-7603              S. Hackensack, NJ
1-800-843-0090                                             Permit No. 750
Internet: www.jhancock.com/funds





































[RECYCLE LOGO] Printed on Recycled Paper                              P300A 6/97
                                                                            8/97